                                                                   EXHIBIT 10.46

                           PURCHASE AND SALE AGREEMENT

         THIS PURCHASE AND SALE AGREEMENT (this "Agreement"), is executed and delivered as of the ____ day of May, 2002, by and between RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership ("Ramco"), having an office at 27600 Northwestern Highway, Suite 200, Southfield, Michigan, and SHOP INVEST, LLC, a Delaware limited liability company ("Investcorp"), having an office at 280 Park Avenue, 37th Floor, New York, New York.

                                    RECITALS

         A. Ramco and Investcorp heretofore entered into that certain Limited Liability Company Agreement of RPT/Invest L.L.C., dated as of August 23, 1999 (a copy of which is attached hereto and made a part hereof as Exhibit A, the "Operating Agreement"), regarding the parties' respective rights, interests and obligations with respect to RPT/Invest L.L.C., a Delaware limited liability company ("RPT/Invest"). Ramco and Investcorp (each, a "Member") collectively own one hundred percent (100%) of the "Membership Interests" (as hereinafter defined) in RPT/Invest.

         B. Pursuant to the terms of Section 4.09 of the Operating Agreement, Ramco desires to purchase from Investcorp all of Investcorp's Membership Interests in and to RPT/Invest, and thereby become the sole member of RPT/Invest, and Investcorp desires to convey to Ramco all of Investcorp's Membership Interests in and to RPT/Invest, subject to and in accordance with the terms and conditions hereinafter set forth.

         C. An affiliate of Ramco, Ramco-Gershenson, Inc., a Michigan corporation ("RGI") and Investcorp are the sole shareholders of each of (i) Chester Springs SC Holdings Corp., a Delaware corporation, and (ii) Rivertowne Holdings Corp., a Delaware corporation. Pursuant to the terms of Section 4.09 of the Operating Agreement, Ramco desires that RGI purchase from Investcorp all of Investcorp's shares in each of Chester Springs SC Holdings Corp. and Rivertowne Holdings Corp., and Investcorp desires to convey to RGI, at Ramco's request, all of Investcorp's shares in each of Chester Springs SC Holdings Corp. and Rivertowne Holdings Corp., subject to and in accordance with the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Ramco and Investcorp hereby agree as follows:

                                    AGREEMENT

         1. Definitions.

                  (a) The following capitalized terms shall have the following meanings herein:

                           Chester Springs SC Holdings Corp. "Chester Springs SC
Holdings Corp." shall mean that certain Delaware corporation, incorporated as of August 17, 1999, pursuant to that certain Certificate of Incorporation of Chester Springs SC Holdings Corp. As of the date hereof, RGI owns 250 shares of stock, no par value, of Chester Springs SC Holdings Corp. and Investcorp owns 750 shares of stock, no par value, of Chester Springs SC Holdings Corp.

                           Chester Springs SC, LLC. "Chester Springs SC, LLC"
shall mean that certain Delaware limited liability company, formed as of June 24, 1999 and operating pursuant to the terms of that certain Operating Agreement of Chester Springs SC, LLC, dated as of June 24, 1999. As of the date hereof, the sole members of Chester Springs SC, LLC are (i) RPT/Invest, as the 100% equity non-managing member, and (ii) Chester Springs SC Holding Corp., a Delaware corporation, as the 0% equity managing member.

                           Chester Springs Shopping Center. "Chester Springs
Shopping Center" shall mean that certain shopping center owned by Chester Springs SC, LLC and located in Morris County, New Jersey, as more particularly described in Exhibit "A" to the Operating Agreement of Chester Springs SC, LLC.

                           Closing. "Closing" shall mean the consummation of the
transactions contemplated by this Agreement, which Closing shall occur simultaneously with the execution and delivery of this Agreement. The Closing shall occur by mail at the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, 48th Floor, New York, New York 10166.

                           Closing Date. "Closing Date" shall mean the date upon
which the Closing shall occur.

                           Existing Lender. "Existing Lender" shall mean Bankers
Trust Company, or its successor(s) and/or assign(s) as holder(s) of the Existing Loan Documents.

                           Existing Loan Documents. "Existing Loan Documents"
shall mean, collectively, (i) that certain Promissory Note dated August 25, 1999, executed by Chester Springs SC, LLC in the original principal amount of Sixteen Million Dollars ($16,000,000), and all other instruments, documents and agreements evidencing and/or securing the subject loan, and (ii) that certain Promissory Note dated August 25, 1999, executed by RSSC, LLC in the original principal amount of Six Million Dollars ($6,000,000), and all other instruments, documents and agreements evidencing and/or securing the subject loan.

                           Existing Loan Liabilities. "Existing Loan
Liabilities" shall mean the outstanding balance of the loans from the Existing Lender to Chester Springs SC, LLC (the "Chester Springs Loan Liabilities") and RSSC, LLC (the "RSSC Loan Liabilities"),including, without limitation, all principal, interest and other amounts due under the Existing Loan Documents, as of the Closing Date.

                           Liabilities. "Liabilities" shall mean any and all
claims, losses, liabilities, damages, obligations, fines, penalties, suits, actions, proceedings, costs or expenses of any nature whatsoever (including, without limitation, attorneys' fees and expenses and court costs), whether now known or unknown, asserted or unasserted, accrued or unaccrued, liquidated or unliquidated or due or to become due, including, without limitation, any liabilities in respect of any applicable laws.

                           Membership Interests. "Membership Interests" shall
mean, with respect to any Member, all right, title and interest of such Member in and to RPT/Invest at such time, including, without limitation, all right, title and interest in and to the Operating Agreement, any and all rights to receive any participation or distribution, any and all voting rights, and any and all other benefits to which such Member may be entitled pursuant to the Operating Agreement, together with the obligations of such Member to comply with the terms and provisions of the Operating Agreement.

                           Purchase Price. "Purchase Price" shall mean a
confirmed wire transfer of immediately available funds in the amount of EIGHT MILLION SEVEN HUNDRED THIRTEEN THOUSAND SEVEN HUNDRED AND SEVENTY-NINE AND 00/100 Dollars ($8,713,779.00), which amount Ramco and Investcorp acknowledge and agree is in full satisfaction of the parties' obligations under Section 4.09(c) of the Operating Agreement.

                           Rivertowne Holdings Corp. "Rivertowne Holdings Corp."
shall mean that certain Delaware corporation incorporated as of August 17, 1999, pursuant to that certain Certificate of Incorporation of Rivertowne Holdings Corp. As of the date hereof, RGI owns 250 shares of stock, no par value, of

                                      -2-

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Rivertowne Holdings Corp. and Investcorp owns 750 shares of stock, no par value, of Rivertowne Holdings Corp.

                           Rivertowne Square Shopping Center. "Rivertowne Square
Shopping Center" shall mean that certain shopping center owned by RSSC, LLC and located in Broward County, Florida, as more particularly described in Exhibit "A" to the Operating Agreement of RSSC, LLC.

                           RSSC, LLC. "RSSC, LLC" shall mean that certain
Delaware limited liability company, formed as of August 6, 1999 and operating pursuant to that certain Amended and Restated Operating Agreement of RSSC, LLC, dated as of August 25, 1999. As of the date hereof, the sole members of RSSC, LLC are (i) RPT/Invest, as the 100% equity non-managing member, and (ii) Rivertowne Holdings Corp., a Delaware corporation, as the 0% equity managing member.

                           Shares. "Shares" shall mean those certain shares of
stock, no par value, owned by Ramco or Investcorp in Chester Springs SC Holdings Corp. and Rivertowne Holdings Corp., as the case may be.

                  (b) Capitalized terms used but not defined herein and defined in the Operating Agreement shall have the meanings ascribed to such terms in the Operating Agreement.

         2. Assignment of Membership Interest; Transfer of Stock.

                  (a) At the Closing, Investcorp shall (i) transfer and assign to Ramco all of Investcorp's Membership Interests in and to RPT/Invest, and Ramco shall accept such conveyance from Investcorp pursuant to the Assignment and Assumption Agreement in the form attached hereto and made a part hereof as Exhibit B (the "Assignment"), and (ii) at Ramco's direction, transfer and assign to RGI all of the Shares owned by Investcorp in and to Chester Springs SC Holdings Corp. and Rivertowne Holdings Corp., and RGI shall accept such conveyance from Investcorp as evidenced by the Stock Power in the form attached hereto and made a part hereof as Exhibit C (the "Stock Power").

                  (b) The Investment Committee (as defined in the Operating Agreement) has consented to the terms, covenants and conditions of this Agreement, including, without limitation, the Assignment and the Stock Power, as evidenced by the Investment Committee's execution and delivery of this Agreement.

         3. [RESERVED].

         4. Conditions Precedent.

                  (a) The obligation of Investcorp to consummate the transactions contemplated hereby is subject to the timely performance and complete satisfaction of each and all of the following conditions on or before the Closing Date:

                           (i) Ramco shall have delivered or caused to be
delivered the Purchase Price and all other funds, documents and other items required to be delivered to Investcorp hereunder, including, without limitation, the funds, documents and other items set forth in Section 5 hereof;

                           (ii) The representations and warranties of Ramco set
forth herein shall be true, complete and accurate in all respects;

                           (iii) Investcorp shall have obtained all necessary
consents or approvals of all necessary parties to the consummation of the transactions contemplated hereby; and

                           (iv) Ramco shall have obtained all necessary consents
or approvals of all necessary parties, including, without limitation, the Existing Lender, if necessary, to the consummation of the transactions contemplated hereby.

                  (b) The obligation of Ramco to consummate the transactions contemplated hereby is subject to the timely performance and complete satisfaction of each and all of the following conditions on or before the Closing Date:

                           (i) Investcorp shall have delivered or caused to be
delivered all documents and other items required to be delivered to Ramco hereunder, including, without limitation, the documents and other items set forth in Section 5 hereof; and

                           (ii) The representations and warranties of Investcorp
set forth herein shall be true, complete and accurate in all respects.

         5.       Deliveries.

                  (a) Deliveries by Ramco. On or prior to the Closing Date, Ramco shall deliver or cause to be delivered to Investcorp the following funds, documents and items, all in the form required by this Agreement or otherwise in form, scope and substance satisfactory to Investcorp in its sole and absolute discretion:

                           (i) Purchase Price. The Purchase Price in immediately
available funds pursuant to the wire instructions attached hereto as Exhibit D.

                           (ii) Assignment. The Assignment, duly executed by
Ramco.

                           (iii) Resolutions, Etc. All appropriate resolutions,
consents or approvals, including from any third parties, if necessary, authorizing Ramco to consummate the transactions contemplated in this Agreement.

                           (iv) Release. The Release, duly executed by
RPT/Invest, Ramco, RGI, Chester Springs SC, LLC, RSSC, LLC, Chester Springs SC Holdings Corp. and Rivertowne Holdings Corp. in the form attached hereto and made a part hereof as Exhibit E.

                           (v) Existing Lender Releases. A release or releases
duly executed by the Existing Lender, in the form attached hereto as Exhibit F, from any and all guaranties, obligations or other Existing Loan Liabilities in connection the Existing Loan Documents, including, without limitation (i) that certain Unconditional Guaranty (Carve-Outs), dated as of August 25, 1999, made by Investcorp Properties Limited in favor of the Existing Lender in connection with the Chester Springs Loan Liabilities, and (ii) that certain Unconditional Guaranty (Carve-Outs), dated as of August 25, 1999, made by Investcorp Properties Limited in favor of the Existing Lender in connection with the RSSC Loan Liabilities.

                           (vi) Other Documents. Such other documents or
instruments reasonably required by Investcorp or its counsel to consummate or further effectuate the transactions contemplated in this Agreement.

                  (b) Deliveries by Investcorp. On or prior to the Closing Date, Investcorp shall deliver or cause to be delivered to Ramco the following documents and items, all in the form required by this Agreement or otherwise in form, scope and substance satisfactory to Ramco in its sole and absolute discretion:

                           (i) Assignment. The Assignment, duly executed by
Investcorp.

                           (ii) Stock Power. The Stock power, duly executed by
Investcorp.

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                           (iii) Resolutions, Etc. All appropriate resolutions,
consents or approvals authorizing Investcorp to consummate the transactions contemplated in this Agreement.

                           (iv) FIRPTA. A certificate meeting the requirements
of Section 1445 of the Internal Revenue Code of 1986, stating that Investcorp in not a "foreign seller".

                           (v) Resignations. A letter of resignation from Edward
G. Lord, John R. Fraser and F. Jonathan Dracos, from the Investment Committee and as officers and directors of RPT/Invest, Chester Springs SC, LLC, RSSC, LLC, Chester Springs SC Holdings Corp. and Rivertowne Holdings Corp., as the case may be.

                           (vi) Other Documents. Such other documents or
instruments reasonably required by Ramco or its counsel to consummate or further effectuate the transactions contemplated in this Agreement.

         6.       Representations, Warranties and Covenants.

                  (a) Ramco's Representations, Warranties and Covenants. Ramco hereby makes the following representations and warranties to Investcorp, and hereby covenants with and for the benefit of Investcorp as follows:

                           (i) Ramco is a duly organized and validly existing
Delaware limited partnership. Ramco has all requisite power and authority to conduct its business and enter into and consummate the transactions contemplated by this Agreement and the Assignment.

                           (ii) Ramco does not require the consent, waiver,
approval or authorization of any third party to execute, deliver, or perform its obligations under this Agreement or any document, instrument or agreement contemplated hereby, except any of the foregoing that shall have already been satisfied as of the Closing Date.

                           (iii) This Agreement, the Assignment and every other
document delivered by Ramco pursuant to this Agreement will, upon execution and delivery, have been duly authorized, executed and delivered by Ramco and constitute legal, valid and binding obligations, enforceable against Ramco in accordance with their respective terms.

                           (iv) No representations of any kind (whether oral or
written, express or implied) have been made by Investcorp to Ramco with respect to the transactions contemplated hereby, except as specifically provided in
Section 6(b) hereof, and Ramco is entering into this Agreement and acquiring Investcorp's Membership Interests and the Shares solely in reliance on Ramco's own investigations and evaluation thereof.

                  (b) Investcorp's Representations, Warranties and Covenants. Investcorp hereby makes the following representations and warranties to Ramco, and hereby covenants with and for the benefit of Ramco as follows:

                           (i) Investcorp is a duly organized and validly
existing Delaware limited liability company. Investcorp has all requisite power and authority to conduct its business and enter into and consummate the transactions contemplated by this Agreement and the Assignment.

                           (ii) Investcorp does not require the consent, waiver,
approval or authorization of any third party to execute, deliver, or perform its obligations under this Agreement or any document, instrument or agreement contemplated hereby, except any of the foregoing that shall have already been satisfied as of the Closing Date, provided, however, that no representation or warranty is made by Investcorp as to whether the consent of the Existing Lender is required for the execution of this Agreement or the consummation of the transactions contemplated hereby.

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                           (iii) This Agreement, the Assignment and every and
other document delivered by Investcorp pursuant to this Agreement will, upon execution and delivery, have been duly authorized, executed and delivered by Investcorp and constitute legal, valid and binding obligations, enforceable against Investcorp in accordance with their respective terms.

                           (iv) Investcorp owns a seventy-five percent (75.0%)
Membership Interests in and to RPT/Invest, and Investcorp has not heretofore assigned or transferred such Membership Interests, and there are no charges, liens or other encumbrances upon such Membership Interests, except as may be set forth in the Existing Loan Documents.

                           (v) Investcorp owns 750 shares in Chester Springs SC
Holdings Corp. and 750 shares in Rivertowne Holdings Corp., and Investcorp has not heretofore assigned or transferred such Shares, and there are no charges, liens or other encumbrances upon such Shares, except as may be set forth in the Existing Loan Documents.

                  (c) Ramco and RGI are fully familiar with the business, operation and management of the assets of RPT/Invest, Chester Springs SC, LLC, Chester Springs SC Holdings Corp., RSSC, LLC, and Rivertowne Holdings Corp., and the state of title to the Chester Springs Shopping Center and Rivertowne Square Shopping Center, the present physical and financial condition of the Chester Springs Shopping Center and Rivertowne Square Shopping Center and the present state of repair of the Chester Springs Shopping Center and Rivertowne Square Shopping Center. Except for the representations and warranties set forth in
Section 6(b)(iv) and (v) hereof, at the Closing, Ramco and RGI shall accept the Investcorp's Membership Interests in RPT/Invest and Investcorp's Shares "AS IS", "WHERE IS" AND "WITH ALL FAULTS" (whether latent, patent or detectable or not) on the Closing Date. Ramco acknowledges and agrees that neither Investcorp nor any of its direct or indirect principals, members, joint venturers, partners or affiliates, nor any of its employees, agents, brokers and representatives (collectively, "Investcorp's Representatives") nor any other person, has made any representation, warranty, promise or covenant, express or implied, with respect to (i) [INTENTIONALLY BLANK]; and/or (ii) the assets of the RPT/Invest, Chester Springs SC, LLC, Chester Springs SC Holdings Corp., RSSC, LLC, and Rivertowne Holdings Corp., the fitness, merchantability, suitability or adequacy of the Chester Springs Shopping Center and Rivertowne Square Shopping Center for any particular purpose, any environmental condition at or with respect to the Chester Springs Shopping Center and Rivertowne Square Shopping Center, the compliance or non-compliance of the Chester Springs Shopping Center and Rivertowne Square Shopping Center or any tenant-occupied space under the provisions of the ADA, the site or physical conditions applicable to or with respect to the Chester Springs Shopping Center and Rivertowne Square Shopping Center, the zoning regulations or other governmental requirements applicable to or with respect to the Chester Springs Shopping Center and Rivertowne Square Shopping Center, or any other matters whatsoever affecting the title, use, enjoyment, occupancy, operation, management, leasing, ownership or condition to, of or with respect to such, or any part thereof.

                  (d) Survival. The representations and warranties of Investcorp set forth in this Section 6(b)(iv) and (v) hereof shall survive the Closing for a period of one (1) year.

         7.       Closing Costs.

                  (a) Ramco shall pay any and all closing costs relating to the transactions contemplated by this Agreement, including, without limitation, (i) any and all transfer taxes, sales taxes, duties or fees that have been or may be assessed or levied by any Federal, State or local authority with respect to the transfer of Investcorp's Membership Interests and Shares to Ramco (but excluding any capital gains, income or other similar taxes of Investcorp), and (ii) any prepayments fees, penalties or other costs imposed or charged by the Existing Lender in connection with the Assignment or otherwise as a result of the transfer by Investcorp to Ramco of Investcorp's Membership Interests and Shares as contemplated by this Agreement.

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                  (b) Each party shall bear the expense of its own counsel.

                  (c) The obligations contained in this Section 7 shall survive the Closing without limitation.

         8. Accuracy of Documents. Ramco and Investcorp hereby acknowledge that this Agreement and the Assignment accurately reflect the agreements and understandings of the parties hereto with respect to the subject matter hereof, and Ramco and Investcorp hereby waive any claims against one another that they may now have or may hereafter acquire to the effect that the actual agreements and understandings of the parties hereto with respect to the subject matter hereof may not be accurately set forth in this Agreement.

         9. No Third Parties Benefited. This Agreement is made and entered into by Ramco and Investcorp for the benefit of such parties, and no other person or entity shall have any rights or interest hereunder.

         10. Notices and Demands.

                  (a) All notices, demands, requests, consents and waivers under this Agreement shall be in writing, shall refer to this Agreement and shall be
(i) delivered personally, (ii) sent by registered or certified mail, postage prepaid, return receipt requested, (iii) sent by a nationally recognized overnight courier, or (iv) sent by facsimile, with written confirmation of the receipt of such telecopy, addressed as set forth below. If delivered personally, any notice shall be deemed to have been given on the first (1st) business day on or after the date delivered or refused. If mailed, any notice shall be deemed to have been given on the earlier to occur of the first (1st) business day on or after the date of delivery or the third (3rd) business day after such notice has been deposited in the U.S. mail in accordance with this Section 10. If sent by overnight courier, any notice shall be deemed to have been given on the first
(1st) business day on or after the date following the date such notice was delivered to or picked up by the courier. If sent by facsimile, any notice shall be deemed to have been given upon receipt. Copies of all notices shall be given in accordance with the above as follows:

                If to Ramco:         c/o Ramco-Gershenson Properties Trust
                                     27600 Northwestern Highway, Suite 200
                                     Southfield, Michigan 40834
                                     Attention:        Chief Financial Officer
                                     Facsimile:        (248) 728-1600
               with a copy to:      Honigman Miller Schwartz & Cohn LLP
                                    32270 Telegraph Road, Suite 225
                                    Bingham Farms, Michigan  48025
                                    Attention:        Richard J. Burstein, Esq.
                                    Facsimile:        (248) 566-8310

               If to Investcorp:    c/o Investcorp International, Inc.
                                    280 Park Avenue, 37th Floor West
                                    New York, New York  10017
                                    Attention:        John R. Fraser
                                    Facsimile:        (212) 983-7073

               with a copy to:      Gibson, Dunn & Crutcher LLP
                                    200 Park Avenue
                                    New York, New York  10166
                                    Attention:        David J. Furman, Esq.
                                    Facsimile:        (212) 351-4035

                  (b) Any counsel designated above or any replacement counsel which may be designated respectively by Ramco or Investcorp or such counsel by written notice to the other party is hereby authorized to give notices hereunder on behalf of its respective client.

         11.      Indemnity.

                  (a) Ramco, on behalf of itself and Chester Springs SC, LLC, RSSC, LLC, Chester Springs SC Holdings Corp. and Rivertowne Holdings Corp., hereby agree to indemnify, protect, defend and hold harmless Investcorp and Investcorp's past and present affiliates, and the respective past and present direct and indirect officers, directors, members, partners, shareholders, agents, and employees of each and all of the foregoing entities, and its and their respective successors, heirs, and assigns, and any other person or entity now, previously, or hereafter affiliated with any or all of the foregoing entities (collectively the "Investcorp Indemnitees") from and against any and all Liabilities of any kind or nature incurred by, imposed upon or asserted against the Investcorp Indemnitees or any one or more of them, arising out of or relating in any manner to (i) any failure by Ramco to pay any and all of the costs set forth in Section 7(b) above, (ii) any and all activities of RPT/Invest, Chester Springs SC, LLC, RSSC, LLC, Chester Springs SC Holdings Corp. and Rivertowne Holdings Corp. after the Closing Date, (iii) any and all activities of Ramco in connection with or related to RPT/Invest (other than those activities of Ramco which have been specifically authorized, in writing, by the Investment Committee pursuant to the terms of Section 5.02 of the Operating Agreement); and/or (iv) related to the Chester Springs Shopping Center and Rivertowne Square Shopping Center.

                  (b) Notwithstanding anything to the contrary contained herein or in the Assignment and notwithstanding any amendment, modification or restatement of the Operating Agreement, the terms and provisions of Sections
9.01 and 9.02 of the Operating Agreement shall be deemed remade and incorporated herein, provided, however, that notwithstanding the above, neither Investcorp nor any of the Investcorp Indemnitees shall have any liabilities, obligations or be liable for any costs, damages or other expenses in connection with this
Section 11(b) or Sections 9.01 and 9.02 of the Operating Agreement.

                  (c) The terms of this Section 11 shall survive the Closing without limitation.

         12. Tax Allocations. The parties acknowledge and agree that (i) tax allocations by RPT/Invest to Investcorp will be determined as though the tax year of RPT/Invest ended on the Closing Date, and (ii) RPT/Invest shall provide Investcorp with all required tax information as soon as practicable, and in no event later than the time that such information is required to be provided to Investcorp (determined without regard to any extensions other than extensions to which Investcorp has consented).

         13. Entire Agreement; Counterparts. This Agreement and the exhibits hereto and documents referred to herein contain the entire agreement between the parties hereto with respect to the subject matter hereof, and supersede any and all prior agreements, verbal discussions and representations and warranties of either party hereto. Separate counterparts of this Agreement may be executed by the parties hereto, each of which shall constitute an original and all of which shall constitute a single agreement, as though the same counterpart had been executed simultaneously by all parties hereto.

         14. Assignment and Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective representatives, successors and assigns, provided, however, that Ramco may not assign or otherwise transfer its rights or delegate its duties under this Agreement with the express prior written consent of Investcorp in each instance.

         15. Attorneys' Fees. If any party hereto brings any action or suit against another party hereto by reason of any breach of any of the agreements or provisions of this Agreement, then, in such event, the prevailing party, as determined in such action or suit, shall be entitled to have and recover from the other party or parties all costs and expenses of such action or suit, including, without limitation, reasonable attorneys' fees and expenses resulting therefrom; it being understood and agreed that the determination of the prevailing party shall be included in the matters which are the subject of such action or suit.

         16. Written Modification. This Agreement or any provision hereof may be changed, waived or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver or termination is sought to be enforced. No waiver by any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

         17. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

         18. Interpretation; Severability. Each of the parties hereto has agreed to the use of the particular language of the provisions of this Agreement, and any question of doubtful interpretation shall not be resolved by any rule providing for interpretation against the party who causes the uncertainty to exist or against the drafter of this Agreement. The various headings of this Agreement are included for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

         19. Further Assurances. Upon the written request of any party hereto, from time to time, from and after the date hereof, the other parties shall do, execute, acknowledge and deliver, at the sole cost and expense of the requesting party, such further acts, deeds, conveyances, assignments, notices of assignment or transfer and assurances as the requesting party may reasonably require in order to better assure, convey, grant, assign, transfer and confirm upon the requesting party the rights now or hereafter intended to be granted under this Agreement or any other instrument executed in connection with this Agreement; provided, however, that no party shall be obligated to provide any further assurance that would materially increase the liabilities or obligations of such party hereunder or materially reduce the rights and benefits of such party hereunder.

         20. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING HEREUNDER OR UNDER ANY DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT EITHER PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         21. Brokers and Finders. Neither Ramco nor Investcorp have employed any broker or finder or incurred any liability for any brokerage or finders' fees in connection with the transactions contemplated hereby. Ramco and Investcorp shall each indemnify, defend and hold harmless the other from and against any Liabilities arising out of the breach of the representations or warranties contained in this Section 21. The representations, warranties and indemnities contained in this Section 21 shall survive the Closing without limitation.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, Investcorp and Ramco have executed this Agreement as of the date and year first above written.


                                 "INVESTCORP"

                                  SHOP INVEST LLC,
                                  a Delaware limited liability company



                                  By:      __________________________
                                           By:
                                           Title:



                                 "RAMCO"

                                  RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership

                                  By: Ramco-Gershenson Properties Trust, a Maryland real estate investment trust



                                           By:      _______________________
                                                    By:
                                                    Title:

AGREED AND ACCEPTED:

RAMCO-GERSHENSON, INC.,
a Michigan corporation



By:   ______________________________________
      Name:
      Title:

                                     CONSENT

         By its execution below, each of the undersigned members of the Investment Committee hereby consent to the terms, covenants and conditions of this Agreement.



        Dated:  May ___, 2002              ______________________________
                                           Edward G. Lord III



        Dated:  May ___, 2002              ______________________________
                                           F. Jonathan Dracos



        Dated:  May ___, 2002              ______________________________
                                           John R. Fraser



        Dated:  May ___, 2002              ______________________________
                                           Dennis Gershenson



        Dated:  May ___, 2002              ______________________________
                                           Richard Smith

                                    EXHIBIT A

                    OPERATING AGREEMENT OF RPT/INVEST L.L.C.


                                 [See Attached]

                                    EXHIBIT B

                    FORM ASSIGNMENT AND ASSUMPTION AGREEMENT



         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment and Assumption Agreement"), is effective as of the _____ day of May, 2002, and is made by and between SHOP INVEST LLC, a Delaware limited liability company ("Assignor"), and RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership ("Assignee").

         WHEREAS, Assignor and Assignee entered into that certain Purchase and Sale Agreement, dated as of May ____, 2002 (the "Purchase Agreement"), pursuant to which Assignor agreed to assign, set over and transfer to Assignee all of Assignor's right, title and interest in and to RPT/Invest L.L.C., a Delaware limited liability company (the "Company"), as more described in the Purchase Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by all parties hereto, the parties hereby agree as follows:

         1. Assignor does hereby convey, transfer, assign and deliver to Assignee and Assignee's successors and assigns, all of Assignor's right, title and interest in and to its membership interest in the Company, and Assignee does hereby accept all of the right, title and interest of Assignor in and to its membership interest in the Company.

         2. Assignee does hereby assume, accept and agree to observe, perform, discharge when due, and be bound by, each and all of the rights, liabilities and obligations of Assignor in and to its membership interest in the Company.

         3. Assignor and Assignee shall each execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, such further documents and instruments as may reasonably be requested by the other party hereto to implement the purposes of this Assignment and Assumption Agreement.

         4. This Assignment and Assumption Agreement and the respective rights, duties and obligations of the parties hereunder, shall be governed and construed in accordance with the internal law of the State of Delaware.

         5. This Assignment and Assumption Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

         6. The provisions of this Assignment and Assumption Agreement shall be binding upon, and shall inure to the benefit of, the successors and assigns of Assignor and Assignee, respectively.

         7. This Assignment and Assumption Agreement is made and entered into by Assignor and Assignee for the benefit and protection of such parties, and no other person or entity shall have any rights or interest hereunder.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, this Assignment and Assumption Agreement has been executed as of the date and year first above written.


                                    ASSIGNOR:

                                    SHOP INVEST LLC,
                                    a Delaware limited liability company



                                    By:      __________________________
                                             By:
                                             Title:



                                    ASSIGNEE:

                                    RAMCO-GERSHENSON PROPERTIES, L.P.,
                                    a Delaware limited partnership

                                    By:      Ramco-Gershenson Properties Trust,
                                             a Maryland real estate
                                             investment trust



                                             By:      ________________________
                                                      By:
                                                      Title:

                                    EXHIBIT C

                               FORM OF STOCK POWER


                                   STOCK POWER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto RAMCO-GERSHENSON, INC., a Michigan corporation, Seven Hundred Fifty (750) shares of common stock, no par value, of Chester Springs SC Holdings Corp., a Delaware corporation ("Chester Springs"), represented by Certificate No. 1 standing in the name of the undersigned on the books of Chester Springs.

              The undersigned does hereby irrevocably constitute and appoint Chester Springs or its designated agent as attorney to transfer the said stock on the books of Chester Springs with full power of substitution in the premises:



         Dated: May ___, 2002

                                           SHOP INVEST LLC, a Delaware limited
                                           liability company



                                           By:  ____________________________
                                                Name:
                                                Title:

                                   STOCK POWER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto RAMCO-GERSHENSON, INC., a Michigan corporation, Seven Hundred Fifty (750) shares of common stock, no par value, of Rivertowne Holdings Corp., a Delaware corporation ("Rivertowne"), represented by Certificate No. 1 standing in the name of the undersigned on the books of Rivertowne.

              The undersigned does hereby irrevocably constitute and appoint Rivertowne or its designated agent as attorney to transfer the said stock on the books of Rivertowne with full power of substitution in the premises:



         Dated: May ___, 2002

                                          SHOP INVEST LLC, a Delaware limited
                                          liability company



                                          By:   ______________________________
                                                Name:
                                                Title:

                                    EXHIBIT D

                          INVESTCORP WIRE INSTRUCTIONS


                                 [See Attached]

                                    EXHIBIT E

                                 FORM OF RELEASE

         To all to whom these Presents shall come or may concern, know that, (i) RPT/INVEST L.L.C., a Delaware limited liability company, (ii) RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership, (iii) CHESTER SPRINGS SC HOLDINGS CORP., a Delaware corporation, (iv) CHESTER SPRINGS SC, LLC, a Delaware limited liability company, (v) RIVERTOWNE HOLDINGS CORP., a Delaware corporation, (vi) RSSC, LLC, a Delaware limited liability company, and (vii) RAMCO-GERSHENSON, INC., a Michigan corporation (collectively, the "Releasors"), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby



         Fully, forever and irrevocably release, discharge and acquit Shop Invest, LLC ("Releasee") and Releasee's past and present affiliates, and the respective past and present direct and indirect officers, directors, members, partners, shareholders, agents, and employees of each and all of the foregoing entities, and its and their respective successors, heirs, and assigns, and any other person or entity now, previously, or hereafter affiliated with any or all of the foregoing entities, from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which against the Releasee, Releasors or Releasors' successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of the date of this Release, including, without limitation, any and all liabilities, actions, damages or controversies arising from or out of, connected with, or which relate to (A) RPT/Invest L.L.C. or the membership, administration or management thereof, or any ancillary documents related thereto, (B) Chester Springs SC, LLC or the ownership, administration or management thereof, or any ancillary documents related thereto, (C) RSSC, LLC or the ownership, administration or management thereof, or any ancillary documents related thereto, and (D) the Chester Springs Shopping Center and the Rivertowne Shopping Center, or the ownership, administration or management thereof.



         This Release may not be changed orally. This Release shall be governed and construed in accordance with the internal law of the State of Delaware.





                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, Releasors have caused this Release to be executed on this ____ of May, 2002.

                        RPT/INVEST, LLC, a Delaware limited liability company

                        By:    Ramco-Gershenson Properties, L.P.,
                               a Delaware limited liability company, Member

                               By:    Ramco-Gershenson Properties Trust,
                                      A Maryland real estate investment trust,
                                      its general partner



                                      By:  __________________________________
                                           Name:
                                           Title:





                        RAMCO-GERSHENSON PROPERTIES, L.P.,
                             a Delaware limited liability company

                        By:    Ramco-Gershenson Properties Trust,
                               a Maryland real estate investment trust
                               its general partner



                               By:  ____________________________________
                                    Name:
                                    Title:





                        CHESTER SPRINGS SC HOLDINGS SC CORP.,
                             a Delaware corporation



                               By:  _____________________________________
                                    Name:
                                    Title:

                    CHESTER SPRINGS SC, LLC,
                         a Delaware limited liability company



                    By:    RPT/Invest, LLC,
                           a Delaware limited liability company

                           By:    Ramco-Gershenson Properties, L.P.,
                                  a Delaware limited liability company, Member

                                  By:    Ramco-Gershenson Properties Trust,
                                         A Maryland real estate investment
                                         trust, its general partner



                                         By:   ________________________________
                                               Name:
                                               Title:





                    RIVERTOWNE HOLDINGS CORP., a Delaware corporation



                    By:  ______________________________________________________
                         Name:
                         Title:





                    RSSC, LLC, a Delaware limited liability company

                    By:    RPT/Invest, LLC,
                           a Delaware limited liability company

                           By:    Ramco-Gershenson Properties, L.P.,
                                  a Delaware limited liability company, Member

                                  By:    Ramco-Gershenson Properties Trust,
                                         A Maryland real estate investment
                                         trust, its general partner



                                         By:   ________________________________
                                               Name:
                                               Title:





                    RAMCO-GERSHENSON, INC., a Michigan corporation



                    By:  ______________________________________________________
                         Name:
                         Title:

STATE OF MICHIGAN
                       ss.:
COUNTY OF OAKLAND



         The foregoing instrument was acknowledged before me this ____ day of May, 2002, by Dennis Gershenson, the President of Ramco-Gershenson Properties Trust, a Maryland real estate investment trust, the general partner of Ramco-Gershenson Properties, L.P., a Delaware limited partnership, Member of RPT/Invest, LLC, a Delaware limited liability company, on behalf of the company.



                                       -----------------------------------------
                                       Notary Public, Oakland County, Michigan
                                       My Commission Expires:



STATE OF MICHIGAN
                       ss.:
COUNTY OF OAKLAND

         The foregoing instrument was acknowledged before me this ____ day of May, 2002, by Dennis Gershenson, the President of Ramco-Gershenson Properties Trust, a Maryland real estate investment trust, the general partner of Ramco-Gershenson Properties, L.P., a Delaware limited partnership, on behalf of the partnership.



                                       -----------------------------------------
                                       Notary Public, Oakland County, Michigan
                                       My Commission Expires:



STATE OF MICHIGAN
                       ss.:
COUNTY OF OAKLAND

         The foregoing instrument was acknowledged before me this ____ day of May, 2002, by Dennis Gershenson, the Vice President of Chester Springs SC Holdings Corp., a Delaware corporation, on behalf of the corporation.




                                       -----------------------------------------
                                       Notary Public, Oakland County, Michigan
                                       My Commission Expires:

STATE OF MICHIGAN
                       ss.:
COUNTY OF OAKLAND

         The foregoing instrument was acknowledged before me this ____ day of May, 2002, by Dennis Gershenson, the Vice President of Rivertowne Holdings Corp., a Delaware corporation, on behalf of the corporation.





                                       -----------------------------------------
                                       Notary Public, Oakland County, Michigan
                                       My Commission Expires:




STATE OF MICHIGAN
                       ss.:
COUNTY OF OAKLAND

         The foregoing instrument was acknowledged before me this ____ day of May, 2002, by Dennis Gershenson, the President of Ramco-Gershenson Properties Trust, a Maryland real estate investment trust, the general partner of Ramco-Gershenson Properties, L.P., a Delaware limited partnership, Member of RSSC, LLC, a Delaware limited liability company, on behalf of the company.





                                       -----------------------------------------
                                       Notary Public, Oakland County, Michigan
                                       My Commission Expires:



STATE OF MICHIGAN
                       ss.:
COUNTY OF OAKLAND

         The foregoing instrument was acknowledged before me this ____ day of May, 2002, by Dennis Gershenson, the Executive Vice President of
Ramco-Gershenson, Inc., a Michigan corporation on behalf of the corporation.





                                       -----------------------------------------
                                       Notary Public, Oakland County, Michigan
                                       My Commission Expires:

                                    EXHIBIT F

                             FORM OF LENDER RELEASE

         This RELEASE is made as of the _____ day of May, 2002, by DEUTSCHE BANK TRUST COMPANY AMERICAS (F/K/A/ BANKERS TRUST COMPANY), a New York banking corporation ("Lender"), having an address at 130 Liberty Street, 25th Floor, MS 2257, New York, New York, on behalf of itself and its past and present affiliates, successors, assigns and/or participants, in favor of INVESTCORP PROPERTIES LIMITED, a Delaware corporation ("Guarantor") and SHOP INVEST, LLC, a Delaware limited liability company ("Shop Invest"), each having an address at 280 Park Avenue, 37th Floor, New York, New York.

         WHEREAS, pursuant to that certain Unconditional Guaranty (Carve-Outs), dated as of August 25, 1999 (the "Guaranty"), by Guarantor in favor of Lender, Guarantor agreed, pursuant to the terms and conditions of the Guaranty, to guaranty certain obligations of Chester Springs SC, LLC, a Delaware limited liability company ("Borrower") in connection with that certain $16,000,000 loan to Borrower from Lender (the "Loan"), as evidenced by that certain Promissory Note, dated as of August 25, 1999, executed by Borrower in favor of Lender, and other related loan documents, including, without limitation, the loan documents listed on Schedule 1 annexed hereto and made a part hereof (the "Loan Documents"); and

         WHEREAS, it is a condition under that certain Purchase and Sale Agreement, dated as of May ___, 2002 (the "Purchase Agreement"), by and between Shop Invest, and Ramco-Gershenson Properties, L.P., that Lender fully, forever and irrevocably release, discharge and acquit Guarantor and Shop Invest, and their respective past and present affiliates, from any obligations or liability they may have in connection with the Guaranty, the Loan Documents and/or the Loan.

         NOW THEREFORE, To all to whom these Presents shall come or may concern, know that Lender, on behalf of itself and its past and present affiliates, successors, assigns and/or participants, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby fully, forever and irrevocably releases, discharges and acquits Guarantor and Shop Invest, and their respective past and present affiliates, and the respective past and present direct and indirect officers, directors, members, partners, shareholders, agents, and employees of each and all of the foregoing entities, and its and their respective successors, heirs, and assigns, and any other person or entity now, previously, or hereafter affiliated with any or all of the foregoing entities, from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, guaranties, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which against the Guarantor, Shop Invest, and their respective past and present affiliates, Lender or Lender's past and present affiliates, successors, assigns and/or participants ever had, now have or hereafter can, shall or may have, from the beginning of the world to the date of this Release, for, upon, arising under, or by reason of the Guaranty, the Loan Documents and/or the Loan.

         This Release shall be governed and construed in accordance with the laws of the State of NEW JERSEY.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, Lender has caused this Release to be executed on this ____ of May, 2002.



                                       DEUTSCHE BANK TRUST COMPANY
                                       AMERICAS (F/K/A/ BANKERS TRUST
                                       COMPANY), a New York banking corporation



                                       By:      ________________________________
                                                Name:
                                                Title:

                                   SCHEDULE 1

                                 LOAN DOCUMENTS



     1.  Promissory Note, dated as August 25, 1999, by Borrower in favor of
         Lender.

     2. Mortgage, Security Agreement, Assignment of Leases and Rents, Fixture Filing and Financing Statement, dated as August 25, 1999, by Borrower in favor of Lender.

     3. Environmental Indemnity Agreement, dated as August 25, 1999, by Borrower in favor of Lender.

     4. UCC-1 Financing Statements, dated as August 25, 1999, by Borrower in favor of Lender.

     5. Project Escrow Agreement, dated as August 25, 1999, by and among Borrower and Lender and Bankers Trust Company, as escrow agent.

     6. Springing Lockbox and Security Agreement, dated as August 25, 1999, by Borrower in favor of Lender.

     7. Rent Roll Certificate, dated as August 25, 1999, by Borrower in favor of Lender.

     8. Interest Rate cap Security Agreement, dated as August 25, 1999, by Borrower in favor of Lender.

STATE OF                   , COUNTY OF                           ss.:

         On ___________, 2002__ before me personally came _______________to me known, who, by me duly sworn, did depose and say that deponent resides at _______________________, that deponent is the ________________ of
__________________ the corporation described in, and which executed the foregoing RELEASE, that deponent knows the seal of the corporation, that the seal affixed to the RELEASE is the corporate seal, that it was affixed by order of the board of _____________ of the corporation; and that deponent signed deponent's name by like order.



              _______________________________

                                     RELEASE

         This RELEASE is made as of the _____ day of May, 2002, by DEUTSCHE BANK TRUST COMPANY AMERICAS (F/K/A/ BANKERS TRUST COMPANY), a New York banking corporation ("Lender"), having an address at 130 Liberty Street, 25th Floor, MS 2257, New York, New York, on behalf of itself and its past and present affiliates, successors, assigns and/or participants, in favor of INVESTCORP PROPERTIES LIMITED, a Delaware corporation ("Guarantor") and SHOP INVEST, LLC, a Delaware limited liability company ("Shop Invest"), each having an address at 280 Park Avenue, 37th Floor, New York, New York.

         WHEREAS, pursuant to that certain Unconditional Guaranty (Carve-Outs), dated as of August 25, 1999 (the "Guaranty"), by Guarantor in favor of Lender, Guarantor agreed, pursuant to the terms and conditions of the Guaranty, to guaranty certain obligations of RSSC, LLC, a Delaware limited liability company ("Borrower") in connection with that certain $6,000,000 loan to Borrower from Lender (the "Loan"), as evidenced by that certain Promissory Note, dated as of August 25, 1999, executed by Borrower in favor of Lender, and other related loan documents, including, without limitation, the loan documents listed on Schedule 1 annexed hereto and made a part hereof (the "Loan Documents"); and

         WHEREAS, it is a condition under that certain Purchase and Sale Agreement, dated as of May ___, 2002 (the "Purchase Agreement"), by and between Shop Invest, and Ramco-Gershenson Properties, L.P., that Lender fully, forever and irrevocably release, discharge and acquit Guarantor and Shop Invest, and their respective past and present affiliates, from any obligations or liability they may have in connection with the Guaranty, the Loan Documents and/or the Loan.

         NOW THEREFORE, To all to whom these Presents shall come or may concern, know that Lender, on behalf of itself and its past and present affiliates, successors, assigns and/or participants, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby fully, forever and irrevocably releases, discharges and acquits Guarantor and Shop Invest, and their respective past and present affiliates, and the respective past and present direct and indirect officers, directors, members, partners, shareholders, agents, and employees of each and all of the foregoing entities, and its and their respective successors, heirs, and assigns, and any other person or entity now, previously, or hereafter affiliated with any or all of the foregoing entities, from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, guaranties, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which against the Guarantor, Shop Invest, and their respective past and present affiliates, Lender or Lender's past and present affiliates, successors, assigns and/or participants ever had, now have or hereafter can, shall or may have, from the beginning of the world to the date of this Release, for, upon, arising under, or by reason of the Guaranty, the Loan Documents and/or the Loan.

         This Release shall be governed and construed in accordance with the laws of the State of FLORIDA.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, Lender has caused this Release to be executed on this ____ of May, 2002.



                                    DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS (F/K/A/ BANKERS TRUST
                                    COMPANY), a New York banking corporation



                                    By:      ________________________________
                                             Name:
                                             Title:

                                   SCHEDULE 1

                                 LOAN DOCUMENTS



     1.  Promissory Note, dated as August 25, 1999, by Borrower in favor of
         Lender.

     2. Mortgage, Security Agreement, Assignment of Leases and Rents, Fixture Filing and Financing Statement, dated as August 25, 1999, by Borrower in favor of Lender.

     3. Environmental Indemnity Agreement, dated as August 25, 1999, by Borrower in favor of Lender.

     4. UCC-1 Financing Statements, dated as August 25, 1999, by Borrower in favor of Lender.

     5. Project Escrow Agreement, dated as August 25, 1999, by and among Borrower and Lender and Bankers Trust Company, as escrow agent.

     6. Springing Lockbox and Security Agreement, dated as August 25, 1999, by Borrower in favor of Lender.

     7. Rent Roll Certificate, dated as August 25, 1999, by Borrower in favor of Lender.

     8. Interest Rate cap Security Agreement, dated as August 25, 1999, by Borrower in favor of Lender.

STATE OF                   , COUNTY OF                           ss.:

         On ___________, 2002__ before me personally came _______________to me known, who, by me duly sworn, did depose and say that deponent resides at _______________________, that deponent is the ________________ of
__________________ the corporation described in, and which executed the foregoing RELEASE, that deponent knows the seal of the corporation, that the seal affixed to the RELEASE is the corporate seal, that it was affixed by order of the board of _____________ of the corporation; and that deponent signed deponent's name by like order.


              _______________________________